AXS Astoria Real Assets ETF

Ticker Symbol: PPI

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 5, 2025, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

Important Notice Regarding Planned Changes to the Fund’s Name

Based upon the recommendation of AXS Investments LLC, the Fund’s investment advisor (the “Advisor”), the Board of Trustees of the Trust has approved the change to the Fund’s name noted in the table below, to be effective on March 12, 2025 (the “Effective Date”). As a result, as of the Effective Date, all references to the Fund’s name in the Prospectus, Summary Prospectus and SAI will be updated accordingly. The Fund’s principal investment strategies will remain the same.

Current Fund Name	New Fund Name
AXS Astoria Real Assets ETF	Astoria Real Assets ETF

In addition, the first paragraph of the “Manager of Managers Structure” discussion on page 72 of the Prospectus and the “Manager of Managers Structure” discussion on page B-46 of the SAI is replaced with the following:

The Advisor and the Trust have received an exemptive order from the SEC which allows the Advisor to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, the Advisor may, subject to the approval of the Board and compliance with certain conditions, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Please file this Supplement with your records.